UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 27, 2003

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way, Fifth Floor

Foster City, CA 94404

(650) 513-7000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	EXHIBITS.

99.1	Excerpt of conference call held on October 27, 2003 reporting EBITDA for the quarter ended September 30, 2003.

99.2	Reconciliation of reported EBITDA, a non-GAAP financial metric, to most directly comparable GAAP measure.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On October 27, 2003, the Company issued a press release and held a conference call announcing its financial results for the quarter ended September 30, 2003. In connection with the conference call, the Company reported its EBITDA for the quarter ended September 30, 2003. Attached to this report is the excerpt from the conference call which includes the reported EBITDA. Also attached is a reconciliation of EBITDA to GAAP as required by Regulation G.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE:	October 28, 2003	By:	/s/ RENEE F. LANAM
Renee F. Lanam Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Excerpt of conference call held on October 27, 2003 reporting EBITDA for the quarter ended September 30, 2003.

99.2	Reconciliation of reported EBITDA, a non-GAAP financial metric, to most directly comparable GAAP measure.